Washington Federal, Inc.
Fact Sheet
December 31, 2018
($ in Thousands)

					Exhibit 99.2

	As of 06/18		As of 09/18		As of 12/18
Loan Loss Reserve - Total	$135,416		$136,507		$137,415
General and Specific Allowance	128,666		129,257		131,165
Commitments Reserve	6,750		7,250		6,250
Allowance and Reserve as a % of Gross Loans	1.06%		1.06%		1.06%

	06/18 QTR	06/18 YTD	09/18 QTR	09/18 YTD	12/18 QTR	12/18 YTD
Loan Originations - Total	$1,095,907	$2,868,476	$965,518	$3,833,994	$1,044,766	$1,044,766
Single-Family Residential	164,118	461,459	159,972	621,431	130,605	130,605
Construction	346,254	836,039	232,404	1,068,443	257,222	257,222
Construction - Custom	151,905	379,737	144,214	523,951	110,585	110,585
Land - Acquisition & Development	26,381	67,838	17,370	85,208	41,773	41,773
Land - Consumer Lot Loans	10,036	26,183	7,637	33,820	8,777	8,777
Multi-Family	59,758	183,412	88,634	272,046	46,408	46,408
Commercial Real Estate	81,511	227,178	47,064	274,242	127,659	127,659
Commercial & Industrial	230,853	623,340	245,997	869,337	291,572	291,572
HELOC	24,208	60,924	21,584	82,508	29,493	29,493
Consumer	883	2,366	642	3,008	672	672

Purchased Loans (including acquisitions)	$—	$143,605	$—	$143,605	$—	$—

Net Loan Fee and Discount Accretion	$4,498	$12,149	$3,050	$15,199	$2,850	$2,850

Repayments
Loans	$890,520	$2,493,714	$842,182	$3,335,896	$871,794	$871,794
MBS	82,983	260,235	77,803	338,038	69,503	69,503

MBS Premium Amortization	$1,987	$6,511	$1,997	$8,508	$1,500	$1,500

Efficiency
Operating Expenses/Average Assets	1.70%	1.67%	1.77%	1.69%	1.79%	1.79%
Efficiency Ratio (%)	50.62%	49.51%	52.94%	50.37%	51.88%	51.88%
Amortization of Intangibles	$506	$1,696	$510	$2,206	$510	$510

EOP Numbers
Shares Issued and Outstanding	83,534,098		82,710,911		81,123,582

Share repurchase information
Remaining shares authorized for repurchase	2,855,765		2,032,598		292,406
Shares repurchased	1,224,384	4,045,190	823,167	4,868,357	1,740,192	1,740,192
Average share repurchase price	$32.64	$33.85	$33.17	$33.74	$28.12	$28.12

Washington Federal, Inc.
Fact Sheet
December 31, 2018
($ in Thousands)

Tangible Common Book Value	As of 06/18		As of 09/18		As of 12/18
$ Amount	$1,674,467		$1,685,622		$1,672,313
Per Share	20.05		20.38		20.61

# of Employees	1,869		1,877		1,910

Investments
Available-for-sale:
Agency MBS	$831,914		$899,502		$1,005,037
Other	423,487		415,455		446,303
	$1,255,401		$1,314,957		$1,451,340
Held-to-maturity:
Agency MBS	$1,670,450		$1,625,420		$1,586,815
	$1,670,450		$1,625,420		$1,586,815

	As of 06/18		As of 09/18		As of 12/18
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,745,598	45.1%	$5,798,966	45.1%	$5,844,963	44.9%
Construction	1,885,034	14.8	1,890,668	14.7	1,841,674	14.1
Construction - Custom	612,688	4.8	624,479	4.9	607,071	4.7
Land - Acquisition & Development	150,936	1.2	155,204	1.2	181,323	1.4
Land - Consumer Lot Loans	103,118	0.8	102,036	0.8	100,563	0.8
Multi-Family	1,346,534	10.6	1,385,125	10.8	1,405,172	10.8
Commercial Real Estate	1,435,418	11.3	1,452,168	11.3	1,526,887	11.7
Commercial & Industrial	1,133,075	8.9	1,140,874	8.9	1,213,738	9.3
HELOC	136,766	1.1	130,852	1.0	136,856	1.1
Consumer	188,125	1.5	173,306	1.3	162,221	1.2
	12,737,292	100%	12,853,678	100%	13,020,468	100%
Less:
ALL	128,666		129,257		131,165
Loans in Process	1,230,132		1,195,506		1,138,308
Net Deferred Fees, Costs and Discounts	52,523		51,834		50,756
Sub-Total	1,411,321		1,376,597		1,320,229
	$11,325,971		$11,477,081		$11,700,239

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,686,546	50.2%	$5,741,936	50.0%	$5,790,114	49.5%
Construction	974,339	8.6	1,023,914	8.9	1,008,587	8.6
Construction - Custom	281,320	2.5	284,832	2.5	295,329	2.5
Land - Acquisition & Development	113,186	1.0	114,956	1.0	135,772	1.2
Land - Consumer Lot Loans	99,708	0.9	99,332	0.9	97,905	0.8
Multi-Family	1,332,874	11.8	1,371,187	11.9	1,391,787	11.9
Commercial Real Estate	1,417,881	12.5	1,434,460	12.5	1,508,225	12.9
Commercial & Industrial	1,100,891	9.7	1,107,571	9.7	1,178,727	10.1
HELOC	135,391	1.2	129,544	1.1	135,258	1.2
Consumer	183,835	1.6	169,349	1.5	158,535	1.4
	$11,325,971	100%	$11,477,081	100%	$11,700,239	100%

Washington Federal, Inc.
Fact Sheet
December 31, 2018
($ in Thousands)

	As of 06/30/18			As of 09/30/18			As of 12/31/18
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,920,446	52.5%	81	$5,967,219	52.4%	80	$6,106,095	52.8%	80
Idaho	785,183	7.0	24	801,473	7.0	24	804,721	7.0	24
Oregon	1,807,275	16.0	46	1,835,782	16.1	46	1,841,280	15.9	46
Utah	266,200	2.4	10	266,934	2.3	10	270,681	2.3	10
Nevada	340,063	3.0	11	340,204	3.0	11	345,744	3.0	11
Texas	102,371	0.9	6	100,360	0.9	6	100,517	0.9	6
Arizona	1,203,224	10.7	31	1,205,696	10.6	31	1,216,157	10.5	31
New Mexico	862,711	7.6	27	869,478	7.6	27	876,497	7.6	27
Total	$11,287,473	100%	236	$11,387,146	100%	235	$11,561,692	100%	235

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,460,096	12.9%		$1,401,226	12.3%		$1,409,236	12.2%
NOW (interest)	1,787,035	15.8		1,778,520	15.6		1,881,740	16.3
Savings	865,102	7.7		836,501	7.3		807,608	7.0
Money Market	2,460,533	21.8		2,566,096	22.5		2,645,762	22.9
Time Deposits	4,714,707	41.8		4,804,803	42.2		4,817,346	41.7
Total	$11,287,473	100%		$11,387,146	100%		$11,561,692	100%

Deposits greater than $250,000 - EOP	$3,000,724			$3,088,231			$3,285,153

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$726,989	0.90%		$965,279	1.10%		$638,166	1.08%
From 4 to 6 months	972,317	1.11%		623,970	1.05%		672,184	1.45%
From 7 to 9 months	455,450	1.06%		441,633	1.34%		730,877	1.68%
From 10 to 12 months	379,439	1.24%		685,872	1.62%		929,006	1.85%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$26,119	43.1%		$27,643	49.6%		$24,748	48.1%
Construction	1,841	3.0		2,427	4.4		1,380	2.7
Construction - Custom	—	—		—	—		—	—
Land - Acquisition & Development	1,757	2.9		920	1.7		438	0.9
Land - Consumer Lot Loans	642	1.1		787	1.4		785	1.5
Multi-Family	—	—		—	—		—	—
Commercial Real Estate	9,684	16.0		8,971	16.1		9,478	18.4
Commercial & Industrial	19,876	32.8		14,394	25.8		13,995	27.2
HELOC	637	1.1		523	0.9		599	1.2
Consumer	28	—		21	—		27	0.1
Total non-accrual loans	60,584	100%		55,686	100%		51,450	100%
Real Estate Owned	11,275			11,298			8,171
Other Property Owned	—			3,109			3,109
Total non-performing assets	$71,859			$70,093			$62,730

Non-accrual loans as % of total net loans	0.53%			0.49%			0.44%
Non-performing assets as % of total assets	0.46%			0.44%			0.39%

Washington Federal, Inc.
Fact Sheet
December 31, 2018
($ in Thousands)

	As of 06/30/18		As of 09/30/18		As of 12/31/18
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$153,356	89.4%	$139,797	89.1%	$133,808	89.4%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	—	—	107	0.1	103	0.1
Land - Consumer Lot Loans	5,136	3.0	4,916	3.1	4,601	3.1
Multi-Family	461	0.3	448	0.3	435	0.3
Commercial Real Estate	7,162	4.2	6,254	4.0	5,552	3.7
Commercial & Industrial	3,924	2.3	4,290	2.7	4,159	2.8
HELOC	1,491	0.9	976	0.6	968	0.6
Consumer	73	—	70	—	67	—
Total restructured loans	$171,603	100%	$156,858	100%	$149,693	100%

Restructured loans were as follows:
Performing	$165,857	96.7%	$150,667	96.1%	$143,768	96.0%
Non-performing (a)	5,746	3.3	6,191	3.9	5,925	4.0
Total restructured loans	$171,603	100%	$156,858	100%	$149,693	100%
(a) Included in "Total non-accrual loans" above

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$16	—%	$(49)	—%	$(205)	(0.01)%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(2,687)	(7.12)	(6,944)	(17.90)	(1,782)	(3.93)
Land - Consumer Lot Loans	(34)	(0.13)	—	—	(193)	(0.77)
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(91)	(0.03)	(97)	(0.03)	(186)	(0.05)
Commercial & Industrial	2,884	1.02	30	0.01	146	0.05
HELOC	—	—	596	1.82	885	2.59
Consumer	(178)	(0.38)	(42)	(0.10)	(73)	(0.18)
Total net charge-offs (recoveries)	$(90)	—%	$(6,506)	(0.20)%	$(1,408)	(0.04)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
NPV post 200 bps shock (c)		11.9%		12.1%		10.6%
Change in NII after 200 bps shock (c)		(1.2)%		(2.3)%		(2.6)%
(c) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
December 31, 2018
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2016	19.3%	24.8%
3/31/2017	13.6%	13.5%
6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2018
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2018			September 30, 2018			December 31, 2018
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,322,932	$131,541	4.66%	$11,361,886	$133,226	4.65%	$11,542,621	$137,065	4.71%
Mortgage-backed securities	2,550,004	18,022	2.83	2,512,555	17,819	2.81	2,592,535	19,192	2.94
Cash & investments	584,918	4,077	2.80	612,575	4,439	2.87	579,580	4,752	3.25
FHLB & FRB Stock	135,313	1,432	4.24	124,838	1,668	5.30	132,305	1,613	4.84

Total interest-earning assets	14,593,167	155,072	4.26%	14,611,854	157,152	4.27%	14,847,041	162,622	4.35%
Other assets	1,154,328			1,161,389			1,167,575
Total assets	$15,747,495			$15,773,243			$16,014,616

Liabilities and Equity
Customer accounts	$11,075,998	18,887	0.68%	$11,356,934	22,553	0.79%	$11,436,685	26,579	0.92%
FHLB advances	2,533,077	16,333	2.59	2,271,196	15,348	2.68	2,457,880	16,891	2.73

Total interest-bearing liabilities	13,609,075	35,220	1.04%	13,628,130	37,901	1.10%	13,894,565	43,470	1.24%
Other liabilities	142,557			142,180			129,396
Total liabilities	13,751,632			13,770,310			14,023,961
Stockholders’ equity	1,995,863			2,002,933			1,990,655
Total liabilities and equity	$15,747,495			$15,773,243			$16,014,616

Net interest income		$119,852			$119,251			$119,152

Net interest margin (1)			3.29%			3.26%			3.21%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2018
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
December 31, 2018
Single-Family Residential	24,795	236	$5,844,383	33	30	94	157	0.63%	$27,150	0.46%
Construction	674	1,554	1,047,229	—	—	1	1	0.15	1,380	0.13
Construction - Custom	1,187	252	299,622	—	—	—	—	—	—	—
Land - Acquisition & Development	149	977	145,635	—	—	1	1	0.67	192	0.13
Land - Consumer Lot Loans	1,177	85	100,440	—	—	5	5	0.42	483	0.48
Multi-Family	1,155	1,217	1,405,149	2	1	—	3	0.26	1,625	0.12
Commercial Real Estate	965	1,582	1,526,887	4	2	6	12	1.24	6,804	0.45
Commercial & Industrial	1,897	640	1,213,738	9	5	28	42	2.21	10,302	0.85
HELOC	2,868	48	136,856	7	5	12	24	0.84	1,368	1.00
Consumer	2,993	54	162,221	23	10	33	66	2.21	275	0.17
	37,860	314	$11,882,160	78	53	180	311	0.82%	$49,579	0.42%

September 30, 2018
Single-Family Residential	24,857	233	$5,798,353	54	18	89	161	0.65%	$30,100	0.52%
Construction	632	1,682	1,062,855	—	—	4	4	0.63	2,427	0.23
Construction - Custom	1,249	232	289,192	—	—	—	—	—	—	—
Land - Acquisition & Development	126	981	123,560	—	1	2	3	2.38	940	0.76
Land - Consumer Lot Loans	1,186	86	101,908	1	1	5	7	0.59	614	0.60
Multi-Family	1,158	1,196	1,385,103	—	—	—	—	—	—	—
Commercial Real Estate	932	1,558	1,452,169	1	2	6	9	0.97	3,223	0.22
Commercial & Industrial	1,886	605	1,140,874	2	1	28	31	1.64	10,038	0.88
HELOC	2,816	46	130,852	9	8	6	23	0.82	1,342	1.03
Consumer	3,150	55	173,306	31	16	31	78	2.48	529	0.31
	37,992	307	$11,658,172	98	47	171	316	0.83%	$49,213	0.42%

June 30, 2018
Single-Family Residential	24,922	231	$5,744,620	47	22	83	152	0.61%	$29,658	0.52%
Construction	650	1,557	1,012,239	—	1	3	4	0.62	2,457	0.24
Construction - Custom	1,230	232	285,858	1	—	—	1	0.08	171	0.06
Land - Acquisition & Development	126	964	121,508	—	1	3	4	3.17	1,915	1.58
Land - Consumer Lot Loans	1,190	87	103,040	2	1	6	9	0.76	737	0.72
Multi-Family	1,145	1,176	1,346,512	—	—	—	—	—	—	—
Commercial Real Estate	929	1,545	1,435,417	1	—	7	8	0.86	2,387	0.17
Commercial & Industrial	1,886	601	1,133,075	2	2	25	29	1.54	6,595	0.58
HELOC	2,839	48	136,766	11	5	21	37	1.30	1,360	0.99
Consumer	3,410	55	188,125	26	20	100	146	4.28	352	0.19
	38,327	300	$11,507,160	90	52	248	390	1.02%	$45,632	0.40%